STATE FARM MUTUAL FUND TRUST

Supplement dated December 30, 2015 to the Prospectus dated May 1, 2015 of State Farm Mutual Fund Trust for Class A, Class B, Legacy Class A and Legacy Class B shares (the “Prospectus”) as supplemented November 2, 2015.

On pages 92-93 of the Prospectus there is a discussion of the IRA Transfer/Rollover Bonus Program. That discussion is deleted and replaced with the following:

IRA Transfer/Rollover Bonus Program

SFIMC will pay a bonus to you by purchasing Fund shares within your account if you meet the conditions described in this offer. If you qualify for a bonus and you have more than one Fund position within your account, SFIMC will purchase shares of the Fund that represents the largest percentage of the total value of the account.

This offer is valid for Fund shareholders who make a qualifying net deposit into a new or existing Traditional IRA or Roth IRA (each a “Qualifying Account,” and together the “Qualifying Accounts”) holding Fund shares. Qualifying net deposits are assets deposited into the Qualifying Account minus assets withdrawn from the Qualifying Account during any rolling 90-day period during the bonus period of January 1, 2016 through June 30, 2016. The bonus will be credited to the Qualifying Account within approximately one week of any qualifying purchase that causes the net deposit to meet a threshold listed below. You must maintain the qualifying net deposit amount (less any market losses) in the Qualifying Account for at least one year from the date SFIMC pays the bonus to you or SFIMC will redeem from the Qualifying Account the Fund shares that it contributed to the account as the bonus amount, including any earning on those shares. Assets transferred from SFIMC’s affiliates are excluded from qualifying net purchases. Only one bonus will be paid per Social Security number or taxpayer identification number. This offer is not available to shareholders of Qualifying Accounts who did not pay a sales charge when purchasing Fund shares in their account, and the lack of payment of a sales charge was due to a special waiver as listed in the subsection “Special Waivers” on page 89 of this Prospectus.

The amount of bonus that SFIMC will pay to the Qualifying Account depends on the amount of the net deposit made into the Qualifying Account during the 90-day period:

Net Deposit made during the 90-day period equals:	Your bonus amount is:
At least $25,000 but less than $50,000,	$200
$50,000 or more but less than $100,000, and	$300
$100,000 or more	$500

Consult with your tax adviser about the appropriate tax treatment for this offer and any tax implications associated with respect to the cash bonus. Any related taxes are your responsibility.

SFIMC reserves the right to change the offer terms or terminate the offer at any time without prior notice. Other terms and conditions, or eligibility criteria, may apply.

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.

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